Investment Portfolio	as of August 31, 2021 (Unaudited)
DWS CROCI® Equity Dividend Fund
	Shares	Value ($)

Common Stocks 99.4%
Consumer Discretionary 2.8%
Household Durables
Garmin Ltd.	168,769	29,438,377
Consumer Staples 36.9%
Beverages 2.4%
PepsiCo, Inc.	162,093	25,349,724
Food & Staples Retailing 2.8%
Kroger Co.	643,684	29,628,775
Food Products 19.3%
Campbell Soup Co. (a)	571,047	23,829,791
Conagra Brands, Inc.	746,741	24,732,062
General Mills, Inc.	428,691	24,782,627
Hormel Foods Corp.	535,237	24,374,693
Kellogg Co.	400,967	25,317,056
The Hershey Co.	143,357	25,474,539
The JM Smucker Co.	194,027	23,995,319
Tyson Foods, Inc. "A"	358,674	28,163,083
		200,669,170
Household Products 7.3%
Colgate-Palmolive Co.	304,287	23,719,172
Kimberly-Clark Corp.	188,292	25,948,520
Procter & Gamble Co.	181,652	25,865,428
		75,533,120
Tobacco 5.1%
Altria Group, Inc.	534,902	26,868,127
Philip Morris International, Inc.	255,751	26,342,353
		53,210,480
Financials 10.6%
Banks 5.2%
Citigroup, Inc.	378,391	27,210,097
JPMorgan Chase & Co.	169,071	27,042,906
		54,253,003
Capital Markets 5.4%
Bank of New York Mellon Corp.	509,111	28,113,109
State Street Corp.	299,482	27,824,873
		55,937,982
Health Care 22.0%
Biotechnology 7.3%
AbbVie, Inc.	216,594	26,160,223

Amgen, Inc.	104,441	23,554,579
Gilead Sciences, Inc.	371,098	27,008,512
		76,723,314
Health Care Equipment & Supplies 2.5%
Medtronic PLC	196,197	26,188,376
Health Care Providers & Services 2.2%
Cardinal Health, Inc.	430,203	22,581,355
Pharmaceuticals 10.0%
Bristol-Myers Squibb Co.	378,755	25,323,560
Johnson & Johnson	148,637	25,733,524
Merck & Co., Inc.	328,047	25,026,705
Pfizer, Inc.	608,210	28,020,235
		104,104,024
Industrials 12.1%
Aerospace & Defense 2.4%
Lockheed Martin Corp.	68,362	24,596,648
Air Freight & Logistics 2.4%
C.H. Robinson Worldwide, Inc.	279,599	25,180,686
Industrial Conglomerates 2.4%
3M Co.	128,569	25,037,527
Machinery 4.9%
Cummins, Inc.	109,952	25,946,473
PACCAR, Inc.	304,431	24,923,766
		50,870,239
Information Technology 10.0%
Communications Equipment 2.6%
Cisco Systems, Inc.	465,729	27,487,326
IT Services 4.9%
Amdocs Ltd.	332,240	25,592,447
International Business Machines Corp.	179,993	25,260,218
		50,852,665
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	488,007	26,381,658
Utilities 5.0%
Electric Utilities 2.5%
PPL Corp.	894,367	26,249,672
Multi-Utilities 2.5%
Sempra Energy	193,909	25,665,795
Total Common Stocks (Cost $917,761,372)		1,035,939,916

Securities Lending Collateral 1.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $11,411,400)	11,411,400	11,411,400

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.03% (b) (Cost $5,583,638)	5,583,638	5,583,638

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $934,756,410)	101.0	1,052,934,954
Other Assets and Liabilities, Net	(1.0)	(10,723,812)
Net Assets	100.0	1,042,211,142
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended August 31, 2021 are as follows:
Value ($) at 11/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 8/31/2021	Value ($) at 8/31/2021
Securities Lending Collateral 1.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
627,550	10,783,850 (d)	—	—	—	2,895	—	11,411,400	11,411,400
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.03% (b)
8,114,907	107,801,346	110,332,615	—	—	1,312	—	5,583,638	5,583,638
8,742,457	118,585,196	110,332,615	—	—	4,207	—	16,995,038	16,995,038
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2021 amounted to $11,338,041, which is 1.1% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended August 31, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,035,939,916	$—	$—	$1,035,939,916
Short-Term Investments (a)	16,995,038	—	—	16,995,038
Total	$1,052,934,954	$—	$—	$1,052,934,954
(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCEDF-PH3
R-080548-1 (1/23)